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                                                                  EXHIBIT 10.192
                                SEVENTH AMENDMENT
                     TO ASSIGNMENT AND ASSUMPTION AGREEMENT

This Seventh Amendment (the "Amendment") to Assignment and Assumption Agreement, by and between RER CORP., COMAY CORP., GROWTH REALTY INC. and H&H FINANCIAL, INC. (the "Assignors") and MEGO FINANCIAL CORP., formerly named Mego Corp., (the "Assignee")

                                   WITNESSETH:

        WHEREAS, the Assignors are parties to the Assignment Agreement dated October 25, 1987, with the Assignee, and the Assignment and Assumption Agreement, dated February 1, 1988, between the Assignors and the Assignee, which two agreements were amended by the Amendment to Assignment and Assumption Agreement dated July 29, 1988 and by the Second Amendment to Assignment and Assumption agreement dated as of March 2, 1995, the Third Amendment to Assignment and Assumption Agreement dated as of August 20, 1997 and the Fourth, Fifth, Sixth, and Seventh Amendments to Assignment and Assumption Agreement dated as of February 26, 1999, May 28, 1999, August 9, 1999, and November 20, 1999, respectively, between the Assignors and the Assignee (collectively, the described agreements as so amended are hereinafter referred to as the "Assignment"); and

        WHEREAS, the Assignment fixed the date of January 31, 1995 as the date on which the accrual of amounts due to the Assignors under the Assignment would terminate, except for interest on any of such amounts which remained unpaid; and

        WHEREAS, the amount due the Assignors as of January 31, 1995 was $13,328,742.25, plus interest from January 28, 1995, in the amount of $9,322.57, collectively, and with interest from January 31, 1995 to March 2, 1995 (the "Amount Due"); and

        WHEREAS, $10,000,000 of the Amount Due was agreed to be considered subordinated debt (the ""Subordinated Debt"), against which payments were made as follows: (i) $1,428,571.43 was paid on March 1, 1997 as scheduled, (ii) $4,250,000 was deemed paid by credit against the exercise price of certain warrants as is set forth in the Third Amendment, and (iii) $35,714.28 was paid on September 1, 1998, leaving a remaining balance of the Subordinated Debt of $4,285,714.29; and

        WHEREAS, the balance of the Subordinated Debt continues to be secured by a pledge of all of the issued and outstanding common stock of Preferred Equities Corporation (and any distributions in respect thereto) pursuant to a Pledge and


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Security Agreement dated as of February 1, 1998 (the "Pledge Agreement") between the Assignee and the Assignors; and

        WHEREAS, interest on the Subordinated Debt has been paid through September 1, 1999; and

        WHEREAS, under the terms of the Assignment, a payment in the amount of $1,428,571.43, which was originally due on March 1, 1999, and a payment in the amount of $1,428,571.43, which was originally due September 1, 1999, were both deferred to December 1, 1999; and

        WHEREAS, the Assignee has requested that the Assignors further defer the payment of principal of the Subordinated Debt payable on December 1, 1999, in the total amount of $2,857,142.86, to February 1, 2000;

        NOW THEREFORE, in consideration of the mutual covenants herein contained it is hereby agreed as follows:

        1. The statements in the foregoing preamble are true and correct.

        2. The payments previously deferred to December 1, 1999, totaling in the aggregate $2,857,142.86, are hereby further deferred until February 1, 2000 hereof.

        3. The Assignee and Assignors agree that all amounts due to Assignors pursuant to the Assignment as amended by this Amendment shall continue to be secured as set forth in the Pledge Agreement and that the Pledge Agreement remains in full force and effect.

        4. The Assignee and Assignors agree that this Amendment is an amendment to the Assignment and not a novation, and that except as modified hereby, all terms and conditions of the Assignment, including but not limited to provisions with respect to the payment of interest and acceleration of the entire balance of principal and interest if any payment is not made within 30 days of its due date, shall remain in full force and effect.

        5. It is agreed that this Amendment may be signed in counterparts, and all such counterparts in the aggregate shall constitute one agreement.


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               IN WITNESS WHEREOF, the parties have duly executed this Amendment as of November 1, 1999.

                                            MEGO FINANCIAL CORP.
                                            By:  /s/ Jerome J. Cohen
                                               -------------------------------
                                               Jerome J. Cohen, President

                                            RER CORP.

                                            By:  /s/ Robert Nederlander
                                               -------------------------------
                                               Title: President

                                            Comay Corp.

                                            By:  /s/ Jerome J. Cohen
                                               -------------------------------
                                               Title:  President

                                            Growth Realty Inc.
                                            By:
                                               -------------------------------
                                               Title:

                                            H&H Financial, Inc.

                                            By:  /s/ Herbert Hirsch
                                               -------------------------------
                                               Title: